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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (date of earliest event reported) August 11, 1997



                            TELECOMM INDUSTRIES CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


               0-4410                                    34-1765902
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     (Commission File Number)              (I.R.S. Employer Identification No.)


  9310 Progress Parkway, Mentor, Ohio                       44060
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(Address of Principal Executive Offices)                  (Zip Code)


                                 (216) 953-1400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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                            TELECOMM INDUSTRIES CORP.
                                    FORM 8-K


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

                    Not applicable

     (b)  PRO FORMA FINANCIAL INFORMATION.

                    Not applicable

     (c)  EXHIBITS.

          10.1 Convertible Promissory Note, dated August 11, 1997, in the principal amount of $1,000,000, issued by Telecomm Industries Corp. to P&J Corporation

          10.2 Employment Agreement, dated as of August 1, 1997, by and between Telecomm Industries Corp. and Paul Satterthwaite

          10.3 Employment Agreement, dated as of August 1, 1997, by and between Telecomm Industries Corp. and Jon Satterthwaite

          10.4 Non-Competition Agreement, dated as of August 11, 1997, by and among Telecomm Industries Corp., Teleco Acquisition Corp. and Paul Satterthwaite

          10.5 Non-Competition Agreement, dated as of August 11, 1997, by and among Telecomm Industries Corp., Teleco Acquisition Corp. and Jon Satterthwaite

          99 Press release issued by Telecomm Industries Corp and Unitel, Inc. on August 15, 1997, reporting the acquisition of Unitel by Telecomm


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELECOMM INDUSTRIES CORP.


Date: August 26, 1997        By: /s/ Frank Campanale
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                                 Frank P. Campanale
                                 Chief Financial Officer

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